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                                                                   EXHIBIT 23.2


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 26, 1999 relating to the financial statements and financial statement schedule of Romac International, Inc., which appear in Romac International, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.



/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Tampa, Florida
January 10, 2000